KAMAN CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On August 26, 2019, Kaman Corporation, a Connecticut corporation (the “Company”), sold its subsidiary, Kaman Industrial Technologies Corporation and subsidiaries (collectively, "Distribution") to LJ KAI Blocker, Inc., a Delaware corporation, LJ KFP Blocker, Inc., a Delaware corporation, and LJ KIT Blocker, Inc., a Delaware corporation (collectively, the “Purchasers”), for $700.0 million (the "Disposition").

The Disposition constitutes a significant disposition for purposes of Item 2.01 of Current Report on Form 8-K. As a result, the following unaudited pro forma consolidated statement of operations for the six month fiscal period ended June 28, 2019 and unaudited pro forma consolidated statements of operations for each of the years ended December 31, 2018, 2017 and 2016 are presented as if the Disposition and related events had occurred on January 1, 2016, the first day of fiscal year 2016. The following unaudited pro forma consolidated balance sheet as of June 28, 2019 is presented as if the Disposition and related events had occurred on June 28, 2019. Based on the magnitude of Distribution's contribution to the Company's operating income and because the Company is exiting its distribution business, the Disposition represents a strategic shift that will have a major effect on the Company's operations and financial results. Accordingly, the Company applied the discontinued operations treatment for the Disposition in the Company's Quarterly Report on Form 10-Q for the quarter ended June 28, 2019.

The unaudited consolidated pro forma financial statements have been derived from historical financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and are presented based on information currently available. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the Disposition and related events occurred on the dates indicated, or to project the Company’s financial performance for any future period. Pro forma adjustments have been made for events that are directly attributable to the Disposition, factually supportable and, with respect to the unaudited pro forma consolidated statements of operations, expected to have a continuing impact on the Company's consolidated operating results.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the following: (i) the accompanying notes to the unaudited pro forma consolidated financial statements; (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2018, 2017 and 2016; and (iii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the period ended June 28, 2019.

The unaudited pro forma consolidated financial statements include information, statements, and assumptions that are "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

KAMAN CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 28, 2019
(in thousands, except per share amounts)

	Historical (a)	Pro forma Adjustments	Notes	Kaman Corp. Pro forma
Net sales	$341,146	$—		$341,146
Cost of sales	234,036	—		234,036
Gross profit	107,110	—		107,110
Selling, general and administrative expenses	83,759	(688)	(b)	83,071
Restructuring costs	472	—		472
Net gain (loss) on sale of assets	(65)	—		(65)
Operating income	22,944	688		23,632
Interest expense, net	10,537	(1,913)	(c)	8,624
Non-service pension and post retirement benefit income	(199)	—		(199)
Other income, net	(552)	—		(552)
Earnings from continuing operations before income taxes	13,158	2,601		15,759
Income tax expense	947	631	(d)	1,578
Earnings from continuing operations	12,211	1,970		14,181
Earnings from discontinued operations, net of tax	15,380	(15,380)		—
Net earnings	$27,591	$(13,410)		$14,181

Earnings per share:
Basic earnings per share from continuing operations	$0.44			$0.51
Basic earnings per shares from discontinued operations	0.55			—
Basic earnings per share	$0.99			$0.51
Diluted earnings per share from continuing operations	$0.43			$0.50
Diluted earnings per share from discontinued operations	0.55			—
Diluted earnings per share	$0.98			$0.50
Average shares outstanding:
Basic	27,935		(e)	27,974
Diluted	28,097		(e)	28,101

KAMAN CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018
(in thousands, except per share amounts)

	Historical (a)	Pro forma Adjustments	Notes	Kaman Corp. Pro forma
Net sales	$1,875,425	$(1,139,431)	(f)	$735,994
Cost of sales	1,325,388	(816,711)	(f)	508,677
Gross profit	550,037	(322,720)		227,317
Selling, general and administrative expenses	444,904	(274,247)	(f)	170,657
Other intangible assets impairment	10,039	—		10,039
Restructuring costs	8,008	(655)	(f)	7,353
Loss on sale of business	5,722	—		5,722
Net (gain) loss on sale of assets	(1,700)	669	(f)	(1,031)
Operating income	83,064	(48,487)		34,577
Interest expense, net	20,097	(3,616)	(c) (f)	16,481
Non-service pension and post retirement benefit income	(12,127)	—		(12,127)
Other income, net	(143)	51	(f)	(92)
Earnings before income taxes	75,237	(44,922)		30,315
Income tax expense	21,068	(10,553)	(d)	10,515
Earnings from continuing operations	$54,169	$(34,369)		$19,800

Earnings per share:
Basic earnings per share	$1.94			$0.71
Diluted earnings per share	$1.92			$0.70
Average shares outstanding:
Basic	27,945		(e)	27,914
Diluted	28,223		(e)	28,152

KAMAN CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(in thousands, except per share amounts)

	Historical (a)	Pro forma Adjustments	Notes	Kaman Corp. Pro forma
Net sales	$1,805,909	$(1,080,965)	(f)	$724,944
Cost of sales	1,260,318	(769,403)	(f)	490,915
Gross profit	545,591	(311,562)		234,029
Selling, general and administrative expenses	432,067	(263,093)	(f)	168,974
Restructuring costs	2,661	—		2,661
Net gain (loss) on sale of assets	(256)	225	(f)	(31)
Operating income	111,119	(48,694)		62,425
Interest expense, net	20,581	(3)	(f)	20,578
Non-service pension and post retirement benefit income	(3,056)	—		(3,056)
Other income, net	(784)	56	(f)	(728)
Earnings before income taxes	94,378	(48,747)		45,631
Income tax expense	44,552	(19,071)	(d)	25,481
Earnings from continuing operations	$49,826	$(29,676)		$20,150

Earnings per share:
Basic earnings per share	$1.80			$0.73
Diluted earnings per share	$1.75			$0.71
Average shares outstanding:
Basic	27,611		(e)	27,571
Diluted	28,418		(e)	28,354

KAMAN CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016
(in thousands, except per share amounts)

	Historical (a)	Pro forma Adjustments	Notes	Kaman Corp. Pro forma
Net sales	$1,808,376	$(1,106,322)	(f)	$702,054
Cost of sales	1,260,855	(785,868)	(f)	474,987
Gross profit	547,521	(320,454)		227,067
Selling, general and administrative expenses	443,704	(282,379)	(f)	161,325
Restructuring costs	1,032	(1,032)	(f)	—
Net gain (loss) on sale of assets	11	(10)	(f)	1
Operating income	102,774	(37,033)		65,741
Interest expense, net	15,747	(33)	(f)	15,714
Non-service pension and post retirement benefit cost (income)	(3,149)	—		(3,149)
Other expense (income), net	472	(3)	(f)	469
Earnings before income taxes	89,704	(36,997)		52,707
Income tax expense	30,850	(15,261)	(d)	15,589
Earnings from continuing operations	$58,854	$(21,736)		$37,118

Earnings per share:
Basic earnings per share	$2.17			$1.37
Diluted earnings per share	$2.10			$1.32
Average shares outstanding:
Basic	27,107		(e)	27,151
Diluted	28,072		(e)	28,096

KAMAN CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 28, 2019
(in thousands, except share data)

	Historical (a)	Pro forma Adjustments	Notes	Kaman Corp. Pro forma
Current assets:
Cash and cash equivalents	$17,016	$570,000	(g)(h)	$587,016
Accounts receivable, net	100,799	—		100,799
Contract assets	118,774	—		118,774
Contract costs, current portion	5,114	—		5,114
Inventories	163,006	—		163,006
Income tax refunds receivable	5,487	—		5,487
Assets held for sale, current portion	365,264	(365,264)	(i)	—
Other current assets	10,568	—		10,568
Total current assets	786,028	204,736		990,764
Property, plant and equipment, net of accumulated depreciation of $201,400	138,246	—		138,246
Operating right-of-use assets, net	16,330	—		16,330
Goodwill	195,332	—		195,332
Other intangible assets, net	56,054	—		56,054
Deferred income taxes	39,802	—		39,802
Contract costs, noncurrent portion	9,187	—		9,187
Assets held for sale, noncurrent portion	292,957	(292,957)	(i)	—
Other assets	30,903	—		30,903
Total assets	$1,564,839	$(88,221)		$1,476,618
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt, net of debt issuance costs	$127,603	$(100,000)	(h)	$27,603
Accounts payable – trade	54,086	—		54,086
Accrued salaries and wages	29,959	—		29,959
Contract liabilities, current portion	30,707	—		30,707
Operating lease liabilities, current portion	4,259	—		4,259
Income taxes payable	—	65,735	(j)	65,735
Liabilities held for sale, current portion	136,292	(136,292)	(i)	—
Other current liabilities	38,669	—		38,669
Total current liabilities	421,575	(170,557)		251,018
Long-term debt, excluding current portion, net of debt issuance costs	180,196	—		180,196
Deferred income taxes	7,483	—		7,483
Underfunded pension	99,469	—		99,469
Contract liabilities, noncurrent portion	72,081	—		72,081
Operating lease liabilities, noncurrent portion	12,895	—		12,895
Liabilities held for sale, noncurrent portion	63,892	(63,892)	(i)	—
Other long-term liabilities	49,079	—		49,079
Commitments and contingencies (Note 14)
Shareholders' equity:
Preferred stock, $1 par value, 200,000 shares authorized; none outstanding	—	—		—
Common stock, $1 par value, 50,000,000 shares authorized; voting; 29,723,147 shares issued	29,723	—		29,723
Additional paid-in capital	208,491	—		208,491
Retained earnings	649,610	146,228	(k)	795,838
Accumulated other comprehensive income (loss)	(153,708)	—		(153,708)
Less 1,745,385 shares of common stock, held in treasury, at cost	(75,947)	—		(75,947)
Total shareholders’ equity	658,169	146,228		804,397
Total liabilities and shareholders’ equity	$1,564,839	$(88,221)		$1,476,618

KAMAN CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The Company's historical consolidated financial statements have been adjusted in the unaudited consolidated pro forma financial statements to present events that are (i) directly attributable to the Disposition, (ii) factually supportable and (iii) expected to have a continuing impact on the Company's consolidated results following the Disposition. The allocation of corporate support, general, management and administrative and other liabilities and expenses included may differ from expenses that would have been included on a stand-alone basis. The pro forma consolidated statements of operations do not reflect the estimated gain on the Disposition.

2.     PRO FORMA ADJUSTMENTS

The following adjustments have been reflected in the unaudited pro forma financial statements:

(a) Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the Disposition. For the six month fiscal period ended June 28, 2019, Distribution's results of operations were reported as earnings from discontinued operations. For the years ended December 31, 2018, 2017 and 2016, Distribution's results of operations were reported as a separate segment.

Kaman adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (Topic 606), on January 1, 2018 using the modified retrospective method allowed under the standard. As a result, the Company applied Topic 606 only to contracts that were not completed as of January 1, 2018. As such, Topic 606 was effective during the six month period ended June 28, 2019 and year ended December 31, 2018, while during the years ended December 31, 2017 and 2016, revenue was recognized under ASC 605.

(b) Reflects long-term incentive compensation pro forma adjustment that did not qualify for the presentation of discontinued operations in the Company's Form 10-Q filed for the period ended June 28, 2019 as these expenses will have a continuing impact on the Company.

(c) Reflects the pro forma adjustment for the reduction in interest expense as a result of the pay down of the term loan and a portion of the amounts outstanding on the revolving credit facility.

(d) The pro forma adjustment for income tax expense was calculated as the difference between the income tax expense as reported, and pro forma income tax expense, which was calculated by using the statutory income tax rate for the Company excluding Distribution and adjusting for the impact of permanent differences.

(e) Reflects the pro forma adjustment for the acceleration and vesting of shares related to the employees of the Distribution business.

(f) Reflects the elimination of revenues and expenses representing the historical operating results of the Distribution business.

(g) Reflects estimated net cash proceeds from the Disposition of $670.0 million, representing the gross sales price of $700.0 million less estimated transaction expenses of $30.0 million.

(h) Reflects the pay down of amounts outstanding on the revolving credit facility of $100.0 million upon the receipt of the net proceeds from the Disposition.

(i) Reflects the assets and liabilities conveyed to the Purchasers in the Disposition.

(j) Reflects the taxes payable the Company will owe as a result of the Disposition.

KAMAN CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

2.     PRO FORMA ADJUSTMENTS (CONTINUED)

(k) Reflects the estimated after-tax gain on the Disposition of $146.2 million, which was calculated as follows (in thousands):

Estimated proceeds, net of transaction costs	$670,000
Assets of Distribution	(658,221)
Liabilities of Distribution[1]	184,864
Pre-tax gain on sale of Distribution	196,643
Taxes on gain of sale of Distribution	50,415
After-tax gain on sale of Distribution	$146,228
1The liabilities of Distribution have been adjusted for the assumed settlement of deferred income taxes as of the date of the Disposition.

3.     TRANSITION SERVICES AGREEMENT

Pursuant to a transitions service agreement entered into and effective on the closing of the Disposition, the Company will supply certain services to Distribution, including information technology, human resources and benefits, tax and treasury functions for six to twelve months, with the option to extend an additional year for certain services. No pro forma adjustments have been made associated with this agreement as services to be provided will not have a continuing impact.